MEMC Electronic Materials

2Q'11 Earnings Conference Call
August 3, 2011

Agenda

- Safe Harbor
- Q2 Financial Results
- Net Income Walk
- Q2 Segment Highlights
  - Semiconductor Materials
  - Solar Materials
  - SunEdison
- Cash Flow / Balance Sheet Highlights
- Outlook / Guidance

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2010 Form 10-K and Q1 2011 Form 10-Q, in addition to the risks and uncertainties described on page 27 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

Presentation Material & Supplemental Data

Mark Murphy, Chief Financial Officer

August 3, 2011

MEMC

SunEdison

Q2 2011 Summary Results

($ Millions, except per share)	Semiconductor Materials	Solar Materials	Solar Energy (SunEdison)	Corporate	MEMC GAAP	Non-GAAP Adjustments (SunEdison)	MEMC Non-GAAP
Net Sales	275.3	323.1	147.2	-	745.6	34.0	779.6
Gross Profit					181.1	15.5	196.6
Gross Margin%					*24.3%*		*25.2%*
Operating Expenses					129.4	-	129.4
Operating Income / (Loss)	3.4	89.2	(8.4)	(32.5)	51.7	15.5	67.2
Operating Margin %	*1.2%*	*27.6%*	*-5.7%*		*6.9%*		*8.6%*
Decline / (Increase) FMV of Warrants					1.9	-	1.9
Other Expense / (Income)					3.1	(5.2)	(2.1)
Profit / (Loss) Before Tax					46.7	20.7	67.4
Income Taxes					0.9	1.8	2.7
Minority Interest / (Equity Earnings)					(1.5)	-	(1.5)
Net Income (Loss)					47.3	18.9	66.2
Diluted Earnings (Loss) per Share					$ 0.21	$ 0.08	$ 0.29

Strong GAAP and non-GAAP results boosted by Suntech contract resolution, partially offset by unusual items

Note: unaudited

MEMC SunEdison

Q2 2011 Variance (Non-GAAP)

($ Millions, except per share)	Q2 2011 Non-GAAP	Q1 2011 Non-GAAP	vs. Prior Quarter $ Variance	vs. Prior Quarter % Variance	Q2 2010 Non-GAAP	vs. Prior Year $ Variance	vs. Prior Year % Variance
Net Sales	**779.6**	**832.6**	(53.0)	-6%	**465.0**	314.6	68%
Gross Profit	196.6	149.6	47.0	31%	79.8	116.8	146%
Gross Margin %	*25%*	*18%*		*725bps*	*17%*		*806bps*
Operating Expenses	129.4	114.2	15.2	13%	73.6	55.8	76%
Operating Income (Loss)	**67.2**	**35.4**	31.8	90%	**6.2**	61.0	984%
Operating Margin %	*9%*	*4%*		*437bps*	*1%*		*729bps*
Net Income (Loss)	**66.2**	**21.5**	44.7	208%	**15.4**	50.8	330%
Diluted Earnings (Loss) per Share	**0.29**	**0.09**	0.20	222%	**0.07**	0.22	314%

Revenue

- 6% sequential decline, driven by lower volume and price in Solar Materials and project timing at SunEdison, partially offset by growth in Semiconductor Materials
- 68% year over year increase driven by growth in all segments and Suntech contract resolution

EPS

- Includes $0.23 per share favorable net impact due to Suntech contract resolution partially offset by unusual charges

Note: unaudited

MEMC SunEdison

Q2 2011 EPS Walk



Non-GAAP EPS
$0.29
0.57
0.05
0.16
0.04
0.06
0.03
$0.06

US$ Millions

Non-GAAP Net income	Suntech Resolution	Suntech Recurring*	Supplier Contracts	Japan Earthquake	Low Volume Kuching/ Inventory	Restructuring & Other	Non-GAAP Net income (Ongoing)
66.2	(132.6)	12.0	38.0	8.5	14.0	7.6	13.7

Reported ------------------------ unusual items ------------------------> **Ongoing**

* $24 million of additional Suntech resolution income will occur over 2H11

Q2 2011: Segment Highlights



Semiconductor Materials

- Japan 300mm wafer production back to pre-earthquake level
- Ipoh 200mm ramping and ready for St. Peters and Sherman production shift
- Completed 50k 300mm wafer/month expansion in Korea



Solar Materials

- Performed well despite collapse in industry wafer pricing
- Leveraging downstream demand with SunEdison to pull through wafer volume
- Delivering MEMC modules to SunEdison to support project growth
- Qualifying new products Solaicx CCZ and Kuching wafers with strategic customers



SunEdison

- Strong pipeline growth
- 2011 interconnections on pace to more than double year over year
- Cash cycle improvements reducing working capital requirements

Note: unaudited

Q2 2011: Semiconductor Materials



Revenue ($ Millions)
300
200
100
0
249.6
261.1
262.6
251.5
275.3
Q2
Q3
Q4
Q1
Q2
2010
2011



Operating Profit ($ Millions)
Unusual items - results
Unusual items - adjustments
30
20
10
0
24.3
6.6
17.7
26.2
25.6
9.3
8.4
8.1
14.2
3.4
Q2
Q3
Q4
Q1
Q2
2010
2011

Sequential increase $24M, or 9%

- 11% volume growth despite Japan earthquake
- Slightly lower pricing due to mix

YoY increase $26M, or 10%

- Prices up 7%
- 3% increase in volume

Sequential decline $5M, or 60%

- Includes Q211 charges of $8M (restructuring) and $14M (Japan earthquake), and $9M in Q111 (Japan earthquake)
- Excluding above charges, profit was up $8M, driven by volume and productivity improvement

YoY down $21M, or 86%

- Excluding above charges, $1.4M restructuring charge and insurance proceeds of $8M in Q210, profit was up $8M, driven by higher pricing and volume

Note: unaudited

Q2 2011: Solar Materials

Revenue ($ Millions)


400
300
200
100
0
168.0
220.5
279.9
326.3
323.1
149.4
173.7
Q2
Q3
Q4
Q1
Q2
2010
2011

Sequential down $3M, or 1%

- Includes $149M for Suntech contract resolution
- Solar wafer volume down 40%, wafer pricing down 17%

YoY increase of $155M, or 92%

- Includes $149M for Suntech contract resolution
- Wafer volumes up 10%, offset by wafer pricing decline of 14%

Operating Profit ($ Millions)


Unusual items - results
100
80
60
40
20
0
19.1
3.9
15.2
17.6
38.1
39.4
89.2
81.5
7.7
Q2
Q3
Q4
Q1
Q2
2010
2011

Sequential up $50M, or 126%

- Includes Q2 unusual items of $82M: $149M Suntech benefit, $52M supplier contracts charge, $14M Kuching/inventory, $1M restructuring
- Excluding above net benefit, profit was $8M despite lower volume and pricing

YoY increase of $70M, or 367%

- Excluding unusuals, profit was down $8M
- Higher volume, offset by lower pricing

Note: unaudited

Q2 2011: SunEdison (Non-GAAP)

Non-GAAP Revenue ($ Millions)


GAAP Revenue
Non-GAAP Adj.
500
400
300
200
100
0
47.4
69.2
47.7
407.0
99.4
307.6
254.8
96.7
158.1
181.2
34.0
147.2
Q2
Q3
Q4
Q1
Q2
2010
2011

Sequential down $74M, or 29%

- Lower volumes on timing of project completions

YoY increase of $134M, or 282%

- Strong volume growth as pipeline grows and business scales

Non-GAAP Operating Profit ($ Millions)


Unusual items - adjustments
Non-GAAP
GAAP
80
60
40
20
0
-20
(1.5)
(4.4)
(0.4)
(7.2)
61.6
(5.9)
29.0
(6.6)
7.3
7.1
(8.4)
Q2
Q3
Q4
Q1
Q2
2010
2011

Sequential down $22M

- Q1 results included revenue recognition of a large project that was interconnected in Q410
- $7M restructuring & other charges and higher operating expenses to support business growth

YOY up $9M

- Significant volume growth
- Lower pricing offset by lower system costs

Note: unaudited

MEMC SunEdison

Q2 2011: SunEdison Pipeline & Installations



Construction & Interconnections
(MWdc)
Interconnect
Construction
300
200
100
0
32
11
11
5
155
11
140
78
105
20
180
30
Q1
Q2
Q3
Q4
Q1
Q2
2010
2011

Pipeline by Region



Emerging Markets 13%
EMEA and Latin America 22%
North America 65%

Pipeline by Size



MW>100 12%
MW ≤1 11%
1<MW ≤10 28%
10 < MW ≤100 49%

Pipeline grew to 2.5GW$_{dc}$

Geographic composition:

- Majority of pipeline in North America and emerging markets where incentives remain stable and attractive
- Less exposure to EU where FiT rates are on the decline

Systems size composition of pipeline biased to smaller systems

Note: unaudited

Q2 2011: Free Cash Flow


($ Millions)
52
20
144
56
33
199
103
96
174
1
17
Operating profit
Net interest & lease payment
Working Capital
Depreciation
Other
Operating cash flow
Capex
SunEd project financing
SunEd construction of solar energy systems
Minority Interest
Free cash flow

- **Improved project management and working capital initiatives driving working capital improvements**
- **Significantly lower capex in 2H11**
- **Higher SunEdison construction spend in 2H11 to support SunEdison project build**

Note: unaudited

Q2 2011: Balance Sheet Highlights



($ Millions)
6,000
5,000
4,000
3,000
2,000
1,000
-
652
Cash
740
Solar energy systems (PP&E)
Non-recourse debt
716
LT debt
678
Equity
ST Liabilities
LT Liabilities
Assets
Liabilities/ Equity

Focused on cash management

Strong liquidity: $652 million cash and $400 million credit facility

Target leverage <2X recourse debt/EBITDA

Investment practices:

- Invest in differentiated technology
- Conduct rigorous capital allocation process
- Disciplined acquisition and organic development of pipeline

Note: unaudited

2011 Non-GAAP Guidance



Revenue
(Non-GAAP*)
$2.4B
$3.7B to $3.4B
$3.6B to $3.3B
2010A
2011E Prior
2011E Revised



EPS
(Non-GAAP*)
$0.39
$1.30 to $1.00
$1.00 to $0.80
2010A
2011E Prior
2011E Revised

- **Non-GAAP revenue guidance of $3.3B – $3.6B**
- **Non-GAAP EPS guidance at $0.80 to $1.00**
  - Approximately 3/4 of 2H11 earnings expectations in 4Q

Headwinds & Tailwinds:

– Price and volume weakness on solar wafers

– Semiconductor wafer demand uncertainty in 2H

– Public policy

\+ SunEdison demand pull and lower input costs

\+ Cost savings from semi restructuring and productivity initiatives

- **Cash balance at year end >$550M**
- **Significantly lower capital expenditures in 2H11**

MEMC
SunEdison

Business Review & Outlook

Ahmad Chatila, Chief Executive Officer
August 3, 2011

MEMC

SunEdison

Agenda

2H11 Outlook and 2012 Preview

Business Segment Review

- Semiconductor
- Solar Materials
- SunEdison

Summary

Outlook

	2H11 Outlook	2012 Preview
Cash:	Cash generation	Further cash generation
Net Income:	>$100M	Y/Y income growth
Pipeline	Continued growth	

- **MEMC's business model proving its resiliency**
- **SunEdison's growing pipeline offers stability in a volatile business environment, significant economies of scale**

Net Income Growth


Net Income
($M, non-GAAP)
300
200
100
0
-100
2009
2010
2011
Q2 one time events

Resilient under severe headwinds

- 40% solar wafer industry price decline
- Japan earthquake
- Semi Materials lawsuit
- 2H11 semiconductor market softness

- **Expect momentum to continue in 2012**

MEMC SunEdison

Semiconductor Business Rejuvenated

	1H09	2H11	2012
Market Share	7%	>10%	Sustain
Segment Margins	($120M)	>$50M	Up y/y (1)
FCF	- ve	+ ve	++ ve

(1) Excluding charges related to earthquake in Japan


Market Size & Share
Market Share
15%
10%
5%
0%
MEMC
1H
2H
1H
2H
1H
2H
1H
2H
2008
2009
2010
2011

Source: SEMI, MEMC

- Market share gains over two years; more gains in 2011
- ASP improvement over the past two years
- FCF generation in 2H11 and beyond

MEMC SunEdison

Solar Materials Revitalized

	2010	2011	2012
CapEx	$200M	$300M	< 2010 levels
Wafer/Install Ratio[1]	10 : 1	4 : 1	2 : 1
FCF	- ve	- ve	+ ve



Jusung JV
Solaicx
single-crystal
multi-crystal
Higher Efficiency
High Efficiency
Tolling
JA Solar JV
Flextronics

- Internal technology and manufacturing revitalized, leading to <$1.00/$W_{dc}$ fully burdened module cost in 2012[2]
- Maintain mix of internal and external sourced products for optimal capacity utilization and cost management
- Capacity scalable to 3GW_{dc} with limited CapEx (<$500M)

(1) Ratios presented are approximate figures
(2) Fully burdened module cost includes SG&A, interest expense, working capital costs

MEMC SunEdison

Q211: SunEdison Pipeline

$2,496MW_{dc}$


Emerging Markets 13%
EMEC and Latin America 22%
North America 65%

Pipeline by Region


MW > 100 12%
MW<1 11%
1<MW<10 28%
10 < MW < 100 49%

Pipeline by Size

- **SunEdison's pipeline grew to $2,496MW_{dc}$ in 2Q11, further improving visibility**
- **Good regional exposure and size mix**

Unaudited

Cost Leverage (OpEx/W_{dc})


OpEx
($/$W_{dc}$ installed)
Employees
(headcount)
OpEx
Employees
2009
2010
2011
2012E

- **SunEdison business (OpEx in $/$W_{dc}$) is scalable**

Net Working Capital Optimization

Construction Cycle Time (days)


Days
Average construction days for systems >1MW$_{dc}$
2009
2010
2011

Term out Cycle Time (days)


Days
Managing debt
2009
2010
2011

Payment Terms (days)


Days
Accounts payable management – extending payable days
2009
2010
2011

Cash to Cash Cycle (days)


Days
2009
2010
2011

- **Managing working capital in an accelerating growth period**
- **Net working capital till June 2011 is ~$30M on average**

MEMC SunEdison

Cash Investments Q209-Q211


1,200
($MM)
$200
$15
$100
$250
$280
$290
0
SunEdison M&A:
Build out platform for strong growth, profitability
Cell JVs:
Enter high efficiency market with proprietary solution
Solaicx:
Enter high efficiency market with proprietary solution
Wafer Capacity:
forward integrate, control destiny
Polysilicon Capacity:
Expand capacity and cost reduction efforts
Korea 300mm & IPOH:
regain share & reduce cost structure
Investments - Q209 to Q211

Resilient

Scalable

Flexible

Profitable across industry cycles

CAGR greater than the industry

Capital efficient

(1) Data represents cash outlays only

MEMC SunEdison

MEMC Focused on Cash Generation



Semiconductor



Solar Materials



SunEdison

- Grew semiconductor business market share and cash generation
- Invested in flexible capacity that offers best in class technology and cost, at optimal capital efficiency
- Built out a downstream solar energy platform, driving pipeline aggregation
- Now, refining business model to drive sustained cash generation while out growing the industry
- Present Industry slowdown is proving out resiliency in MEMC's business model

MEMC SunEdison

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that we believe our SunEdison business 2011 interconnections are on pace to more than double year over year; that we expect significantly lower capital expenditures in the second half of 2011; that for the full year of 2011, we expect non-GAAP sales in the range of $3.3 – 3.6 billion and non-GAAP earnings per share of $0.80 to $1.00; that we anticipate price and volume weakness on solar wafers; that we expect semiconductor wafer demand uncertainty in the second half of 2011; that we expect SunEdison demand pull and lower input costs; that we expect cost savings from our semiconductor restructuring and productivity initiatives; that we expect to have a cash balance in excess of $500 million at year end; that we expect significantly lower capital expenditures in the second half of 2011; that we expect non-GAAP net income to be over $100 million in the second half of 2011; and that we expect our segment margins in our Semiconductor Materials business to exceed $50 million in the second half of 2011. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; market demand for our products and services; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; our ability to convert SunEdison pipeline into completed projects in accordance with our current expectations; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity, including the successful ramping of production at our Ipoh and Kuching facilities; the terms of any potential future amendments to or terminations of our long-term agreements with our solar wafer customers; general economic conditions, including interest rates, the ability of our customers to pay their debts as they become due; our ability to realize the benefits of any announced or future facility closings and/or restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the Solaicx acquisition, acquisitions of pipeline in our Solar Energy segment, or any future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income and applicable tax laws and regulations, including our ability to utilize any net operating losses; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation. The company disclaims, however, any intent or obligation to update these forward-looking statements.